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                                                                     EXHIBIT 23

                          CONSENT OF COMPANY COUNSEL

    I hereby consent to the incorporation by reference in Monsanto Company's Registration Statements on Form S-8 (Nos. 2-36636, 2-76696, 2-90152, 33-13197,
33-21030, 33-39704, 33-39705, 33-39706, 33-39707, 33-49717, 33-53363, 33-53365,
33-53367, 333-02783, 333-02961, and 333-02963) and on Form S-3 (No. 33-60189) of
the reference to Company counsel in Note 5 to the Notes to Financial Statements in the Company's Form 10-Q Report for the quarter ended June 30, 1997. In giving this consent I do not thereby admit that I am within the category of persons whose consent is required under Section 7 of the Securities Act of 1933.





                                          R. WILLIAM IDE III
                                          General Counsel
                                          Monsanto Company

Saint Louis, Missouri
August --, 1997

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